FairPoint Communications, Inc. Investor Presentation September 2011 Exhibit 99.1

Cautionary Notes

The information contained herein is current only as of the date hereof.  The business, prospects, financial condition or performance of
FairPoint Communications, Inc. (“FairPoint”) and its subsidiaries described herein may have changed since that date.  FairPoint does not intend to update or otherwise revise the information contained herein.  FairPoint makes no representation or warranty, express or implied, as to the completeness of the information contained herein.  If any other information is given or any other representations are made, they should not be relied upon as having been authorized by FairPoint.
Market data used throughout this presentation is based on surveys and studies conducted by third parties, as well as industry and general publications. FairPoint has no obligation (express or implied) to update any or all of the information or to advise you of any changes; nor does
FairPoint make any express or implied warranties or representations as to the completeness or accuracy or to accept responsibility for errors.
Some statements herein are known as “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These forward-looking statements include, but are not limited to, statements about our plans, objectives, expectations and intentions and other statements contained herein that are not historical facts.
When used herein, the words “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” and similar expressions are generally intended to identify forward- looking statements. Because these forward-looking statements involve known and unknown risks and uncertainties, there are important factors that could cause actual results, events or developments to differ materially from those expressed or implied by these forward-looking statements, including our plans, objectives, expectations and intentions and other factors. You should not place undue reliance on such forward-looking statements, which are based on the information currently available to us and speak only as of the date hereof. FairPoint does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Throughout this presentation, reference is made to Consolidated EBITDAR or EBITDAR and Adjusted EBITDAR.  EBITDAR and Adjusted EBITDAR
are non-GAAP financial measures. Management believes that EBITDAR and Adjusted EBITDAR may be useful in assessing our operating performance and our ability to meet our debt service requirements.  EBITDAR and Adjusted EBITDAR, as used herein, however, are not necessarily comparable to similarly titled measures of other companies. Furthermore, EBITDAR and Adjusted EBITDAR have limitations as an analytical tool and should not be considered in isolation from, or as an alternative to, net income or loss, operating income, cash flow or other combined income or cash flow data prepared in accordance with GAAP. Because of these limitations, EBITDAR, Adjusted EBITDAR and related ratios should not be considered as measures of discretionary cash available to invest in business growth or reduce indebtedness. We compensate for these limitations by relying primarily on our GAAP results using EBITDAR and Adjusted EBITDAR only supplementally. The
Securities and Exchange Commission (“SEC”) has adopted rules to regulate the use in filings with the SEC and public disclosures and press releases of non-GAAP financial measures, such as EBITDAR and Adjusted EBITDAR, that are derived on the basis of methodologies other than in accordance with GAAP. Our presentation of EBITDAR and Adjusted EBITDAR may not comply with these rules.

Agenda I. Company Overview II. Growth Opportunity III. Recent Results 3

FairPoint is positioned for success
Leveraging core strengths for growth in revenue, EBITDAR and free cash flow
Geographic scope and ubiquitous network in northern New England (ME, NH, VT)
Next generation, IP-based technologies
Organic revenue growth opportunities given low market share
Stable RLEC business in legacy FairPoint markets (“Telecom Group”)
Operational improvements allow for acceleration of cost reduction initiatives
High-speed data subscriber growth accelerated in 2Q11 to 5.4% year-over-year
Voice access line loss slowed in 2Q11 to 9.3% year-over-year
Recently announced workforce reduction of approximately 400 employees, expected to result in approximately $34 million of annualized operating savings in 2012
Experienced management team with fresh focus
Aligned to capture revenue growth opportunities and improve operations
Focused on enhanced service and responsiveness
Simplified and right-sized capital structure
Total debt of $1.0 billion, liquidity of $76 million as of June 30, 2011
Listed with NASDAQ:  FRP
4

Company Overview at 2Q11
FairPoint service territory
Telecom Group Northern New England
Operate in 18 states with approximately
1.4 million access line equivalents (“ALEs”)
~80% of ALEs in northern New England, ~20% in
Telecom Group
Northern New England:  3-statewide
footprint with ubiquitous network
presence
NNE averages 25% high-speed data penetration²
Telecom Group:  30 rural LECs in 18 states
with lower competitive profile
TG averages 45% high-speed data penetration²
FairPoint offers an array of services across its
footprint including voice, high-speed data,
video and high-capacity bandwidth products
Extensive capital investment on next
generation network in NNE markets
Broadband available to ~85% of our customers in
NNE, more than 90% in TG
Over $1Bn in annual revenue and
approximately 4,000 employees
Access line equivalents
5
as of June 30, 2011
Northern
New
England
Telecom
Group Total
Switched access lines:
Residential 541,814 138,375 680,189
Business 268,533 49,051 317,584
Wholesale
3
82,231 NM 82,231
Total switched access lines 892,578 187,426 1,080,004
High-speed data 220,561 84,594 305,155
Total access line equivalents 1,113,139 272,020 1,385,159
(1)
Switched access lines plus high-speed data subscribers
(2)
High-speed data subscribers as % of switched access lines
(3)
UNE-P and Resale lines.  Excludes UNE-L and Special Access circuits
(4)
Before Sept 2011 announced  workforce reduction. Collective bargaining agreements with CWA and IBEW cover approximately 2,500 employees  including ~230 temporary workers

¹

Organic Revenue Growth Opportunities

Northern New England:  Network + Service
Geographic scope and network ubiquity are
significant advantage, especially to major, enterprise
and wholesale customers
NNE markets offer organic growth and market share
“win-back” opportunities
Management aligned to unique characteristics of
each customer segment
Quality of Service (“QoS”) and rapid response as
competitive advantages
Next-generation products that speak to SMBs,
enterprise and wholesale customers
Telecom Group:  Leverage stable platform
Maintain the market share advantage with attractive bundles and excellent QoS
Hone new products and processes before exporting to NNE markets
Strategic capital investment to enhance the local network and optimize regulated revenue streams
Geographic
Scope
Network
Ubiquity
Organic Growth
Opportunity
Management
Alignment
Quality of
Service
Product
Development

Organic Revenue Growth in Wholesale

Segment / CAGR
Total:  4.3%
Wireless Tower
2
:  21.8%
Wireless Transport
3
:  4.8%
CLEC Access and Transport:  -3.1%
FairPoint commissioned a market share and demand study for its NNE markets
FairPoint maintains a majority share in the wholesale market
1
Organic growth opportunities fueled by mobile broadband demands
We are investing in new products and technologies to capture growth potential
Sources:  SNL Kagan, In-Stat, US Census, InfoUSA, Altman Vilandrie & Company
(1) Wholesale as defined by traditional products and technologies like switched access and special access circuits (DS1s, DS3s, SONET, etc.)
(2) Wireless tower refers to transport between towers and aggregation sites
(3) Wireless transport refers to transport between aggregation sites
$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
$500
2010 2011 2012 2013 2014
NNE Wholesale Market
1
($ in millions)

Win-back Opportunities

Overall retail wireline market is expected to decline gradually
FairPoint’s non-dominant market share provides significant win-back opportunities
2010 retail business market share estimated to be 26% (data and voice)
2010 retail residential market share estimated to be 39% (data and voice)
Segment / CAGR / 2010 FRP Market Share Est.
Total:  -0.8% / 33%
Biz Wireline Data:  2.6% / 16%
Biz Wireline Voice:  -1.9% / 33%
Res Wireline Data:  4.9% / 17%
Res Wireline Voice:  -6.4% / 53%
Sources:  SNL Kagan, In-Stat, US Census, InfoUSA, Altman Vilandrie & Company
39% share
26% share
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
2010 2011 2012 2013 2014
NNE Retail Market
($ in millions)

Gross Connects and Customer Life Performance by Sub-market

Gross Adds/Avg. subs

FairPoint communications

Other / Multiple MSOs
Majority MSO by HHs:
Targeted, Community-based Residential Marketing
CableCo 1
CableCo 2
A targeted, community-by-community approach to marketing and product development enhances the value to customers, reduces churn and increases customer longevity
9
0.60%
0.65%
0.70%
0.75%
0.80%
0.85%
0.90%
0.95%
1.00%
1.05%
1.10%
1.15%
1.20%
1.25%
35 40 45 50 55 60 65 70 75 80
Customer Life (months)
•
Total circle size indicates number of HHs in
market
•
Grey area indicates number of non-fixed line
households
•
Dark color indicates number of FairPoint
residential access lines
•
Light color indicates the number of non-
FairPoint access lines
•
Unfilled circles represent states

•
Maintain market
share
•
Take advantage
of ubiquitous
network
•
Network
reliability
Aligned to Capture Revenue Opportunities
10
Revenue Segment Wholesale Government &
Education
Business &
Residential
Telecom Group
Opportunity Increasing
bandwidth needs
Organic growth in
SMB & targeted
community-based
marketing in
Residential
Leverage scale
and scope of
enterprise;
Increase attention
Advantages Market Ubiquity Market Ubiquity VantagePoint
Network
Dominant
presence; Low
competition
Approach/Strategy Business:
•
“Win-back”
customers
Residential:
•
“Defend”
market share
•
Broadband
availability
•
Fiber to the
tower (“FTTT”)
•
Special access  /
high-capacity
•
Network
reliability
•
FTTT build-out
•
Understanding of
local markets
•
Local presence
•
Product
development
platform

Combining Network, Service and Products

Network reach and IP-based services support organic revenue growth opportunities
Over 1 million fiber strand miles on over 12,000 route miles
Designed and deployed with 400G dense wave division multiplexing (“DWDM”)
capabilities; Multiprotocol Label Switching (“MPLS”) design
350 central offices with inter-office fiber capacity
Sales successes enabled by network and service
Maine Schools and Libraries network:  650 locations delivering 21G of bandwidth capacity averaging 66Mb per location on 16,000 Ethernet ports turned up over a variety of network elements (fiber, copper, bonded DS1)
Fiber-to-the-tower:  announced initial build to over half of 1,600 towers served in
NNE.  Fiber placed to over 400 towers as of June 30, 2011
Regional businesses:  banks and hospitals seeking single source solution in NNE
Expanding broadband network:  broadband service available to approximately 85% of northern New England customers and more than 90% of Telecom Group customers
SMB bundle
Very-high speed data (over fiber)
1
Carrier Ethernet Service
(1)
FairPoint acquired over 120,000 homes and businesses served with fiber-to-the-premise during the northern New England acquisition (former Verizon FiOS territory)
Product development will drive future sales

16
14
12
10
8
6
4
2
0
Jan-10 Feb-10 Mar-10 Apr-10 May-10 Jun-10 Jul-10 Aug-10 Sep-10 Oct-10 Nov-10 Dec-10 Jan-11 Feb-11 Mar-11 Apr-11 May-11 Jun-11

145,000
140,000
135,000
130,000
125,000
120,000
115,000
110,000
Jan-10 Feb-10 Mar-10 Apr-10 May-10 Jun-10 Jul-10 Aug-10 Sep-10 Oct-10 Nov-10 Dec-10 Jan-11 Feb-11 Mar-11 Apr-11 May-11 Jun-11

100%
95%
90%
85%
80%
75%
70%
65%
60%
55%
50%
Jan-10 Feb-10 Mar-10 Apr-10 May-10 Jun-10 Jul-10 Aug-10 Sep-10 Oct-10 Nov-10 Dec-10 Jan-11 Feb-11 Mar-11 Apr-11 May-11 Jun-11

$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$ in millions
2Q10
1Q11
2Q11
Retail
Wholesale

Operational and Quality Metrics are Improving

Retail Service Quality Metrics Met
Call Center Volume
Mean-time-to-repair (hours)
Service Quality Penalties
4
(1) For a select major customer in northern New England
(2) Northern New England consumer, small business and repair call centers
(3) Number of retail service quality metrics achieved as a percentage of total penalty-bearing metrics in northern New England
(4) Excludes benefit from service quality penalty reversals related to regulatory settlements, legislative changes and true-ups
(A) Operational improvement
(B) Promotional activity
(C) Seasonal storm activity
A
B
C
2
1
3

Cost Reduction Opportunities

(1) 1H11 annualized. Excludes restructuring and vacation accrual
(2) As of December 31, 2010
(3) Weighted average of FTR, CTL and WIN
(4) FairPoint is following prescribed steps in the collective bargaining agreement
(5) Credit agreement allows for severance add-back of $12 million per calendar year and $30 million aggregate for Consolidated EBITDAR purposes
Operational improvements in late 2010
and early 2011 allow FairPoint to
accelerate cost reduction initiatives
Areas of focus:
Cost of goods sold (access circuits)
Facilities and fleet (power, fuel, real
estate)
Contracted services
Bad debt
Employee costs
Recent Announcement:
Workforce reduction of approximately 400
employees
~100 management
~300 union
4
Annualized employee cost savings of
approximately $34 million expected, with
full benefit in 2012
Severance and incentive payments cost
range of $7 million to $13 million
5
Voice access lines per employee
~$800Mn Cost Structure
3
Employee
Circuits, network and
backoffice
Facilities and fleet
Contracted services
Operating taxes, legal,
insurance and other
Marketing, customer service
and billing
Bad debt
282
344
385
320
331
200
220
240
260
280
300
320
340
360
380
400
FRP FTR CTL WIN
FRP
Average
FTR
CTL
WIN
Average
1
2

Capital Structure

Capital Structure Summary
As of June 30, 2011:
Generated $3 million of FCF in 157
days post-emergence
Liquidity of $76 million
$13 million unrestricted cash
$63 million revolver (net of LCs)
Leverage of 3.87x vs. 4.75x covenant
Interest Coverage of 4.49x vs. 3.25x
covenant
Capex covenant:
2011 = $200 million
2012 = $190 million
2013 = $170 million
2014 = $150 million
2015 = $150 million
(1) Excludes letters of credit of $12 million and capital lease obligations of $4 million
(2) Before applying letters of credit of $12 million, which reduces revolver availability
(3) Includes management restricted stock and ~0.6 million of common stock held in reserve for certain pre-petition claims
(4) Generally vest 25% at emergence, 25% on each anniversary for three years thereafter.  All restricted stock included in common stock outstanding
(5) Generally vest 25% at emergence, 25% on each anniversary for three years thereafter.  Options struck at $24.29 as of June 30, 2011 (in millions)
Cash and cash equivalents (unrestricted) $13
Gross debt
1
$1,000
Revolver
2
$75
Amortization schedule:
2011 $0
2012 $10
2013 $10
2014 $25
2015 $38
January 24, 2016 $918
L+450, with LIBOR floor of 200
No dividends if leverage > 2.0x
Interest coverage and leverage covenants
Common stock outstanding
3
26.2
Warrants
(7 yr, $48.81 strike
) 3.6
Management long-term incentive
Restricted stock
4
0.5
Options
5
1.0

(1) As defined in FairPoint’s new credit facility.  For a reconciliation of Net Income (Loss) to Consolidated EBITDAR, please see our year end 2010, first quarter and second quarter 2011 earnings releases furnished by FairPoint on April 5, 2011, May 16, 2011 and August 8, 2011, respectively, with the
SEC on Form 8-K
(2) Reversal of penalties related to Maine legislation and other true-ups
(3) Though added back under new credit facility, the impact of the financial restatement does belong in 2Q10 for comparative purposes
(4) FairPoint accrues a full year of vacation expense each January 1 , which is then reversed throughout the year
(5) Adjusted for one-time service quality penalty reversals in 2Q11 and 4Q10 of $4 million and $13 million, respectively
Recent Operating and Financial Results
15
2Q11 highlights
Data and Internet services revenue up 3.1% YoY on 5.4% growth in high-speed data subs
Revenue of $255-260 million for last 3 quarters on adjusted basis
5
Consolidated EBITDAR
1
$70.5 million in 2Q11:  Adjusted EBITDA up sequentially and YoY
($ in millions) 2Q11 1Q11 2Q10
2Q11 vs.
1Q11
2Q11 vs.
2Q10
Consolidated EBITDAR (1) 70.5 $    49.1 $    72.3 $    43.6% -2.5%
One-time penalty reversal (2) (4.0) - -
Restatement items (3) - - (8.3)
Vacation accrual impact (4) (3.2) 10.8 (3.1)
Adjusted EBITDA 63.3 $    59.8 $    60.9 $    5.7% 3.8%
margin 24.5% 23.5% 22.4%
High-speed data subscribers (000s) 305.2 297.5 289.7 2.6% 5.3%
Residential access lines (000s) 680.2 695.9 712.6 -2.3% -4.5%
Business access lines 317.6 322.1 327.8 -1.4% -3.1%
Wholesale access lines 82.2 84.7 87.1 -2.9% -5.6%
Total switched access lines 1,080.0 1,102.7 1,127.5 -2.1% -4.2%
Access line equivalents (000s) 1,385.2 1,400.2 1,417.3 -1.1% -2.3%
st

FairPoint Management Team

Experienced management team with fresh focus:  FairPoint strengthened its senior management team in key areas, while maintaining institutional knowledge
Name Position Experience
Paul Sunu Chief Executive Officer 31 years corporate and operating experience; CEO since August
2010; Former CFO of Hargray Communications and Hawaiian
Telecom; Co-founder and former CFO of Madison River
Communications
Ajay Sabherwal Executive Vice President, Chief
Financial Officer
23 years of experience with 18 years in telecom; Joined FairPoint in July 2010; Former CFO of Choice One Communications, Aventine
Renewable Energy and Mendel Biotechnology
Kathleen McLean Executive Vice President and Chief
Revenue Officer
28 years of telecom and information technology experience; Joined
FairPoint in 2010 from Verizon Partner Solutions
Ken Amburn Executive Vice President, Operations
and Engineering
42 years of telecommunications experience.  Prior to joining
FairPoint, served as COO of Madison River Communications
Peter Nixon Executive Vice President, External
Affairs and Operational Support
33 years experience; Former COO and SVP of Corporate
Development and President of Telecom Group; Former President of
C&E Telephone Corp.
Shirley Linn Executive Vice President, General
Counsel and Secretary
35 years business and securities law experience; Joined FairPoint in
2000
Greg Castle Senior Vice President, Human
Resources
Over 25 years of experience managing employee and labor
relations, including VP of labor relations at Ameritech
Rose Hauser Senior Vice President, Chief
Information Officer
20 years experience in the telecom and IT;  Joined FairPoint in May
2011; Prior to FairPoint, most recently served as CIO of Hawaiian
Telcom. Held leadership roles at MCI, XO Comm. and Bell Atlantic
Lee Newitt Director, Investor Relations and
Corporate Development
Joined FairPoint in 2003; has held leadership roles in M&A,
corporate finance and investor relations

Conclusion:  FairPoint is positioned for success

Leveraging core strengths for growth in revenue, EBITDAR and free cash flow
Network:  geographic scope, network ubiquity, next-generation platform
Service:  enhanced service and responsiveness as competitive advantage
Organic revenue growth opportunities:  business and wholesale
Stable RLEC business:  steady cash flow, platform for product development
Recent achievements accelerate cost reduction opportunities
Operational improvements: service quality, data growth, slowing voice loss
Margin expansion:  revenue growth plus cost reduction
Experienced management team
Aligned to capture growth and improve operations